Exhibit 10.1

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of June 30, 2008 (this "Amendment"), is made with respect to the LOAN AND SECURITY AGREEMENT (the "Loan Agreement") dated as of July 26, 2005, between WELLS FARGO RETAIL FINANCE, LLC (herein, the "Lender"), a Delaware limited liability company with offices at One Boston Place - - 18th Floor, Boston, Massachusetts 02109, and BLUEFLY, INC. (the "Borrower"), a Delaware corporation with its principal executive offices at 42 West 39th Street, New York, New York 10018.

        RECITALS:

        The Borrower has requested that the Lender agree to extend the date until which it may exercise the option to increase the Revolving Credit Ceiling, and the Lender has agreed to so extend, subject to the terms and conditions hereof.

        In consideration of the mutual covenants contained herein and benefits to be derived herefrom, the parties hereto agree as follows:

      SECTION 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

      SECTION 2.    Amendment to Loan Agreement.

            2.1.1 Section 2.2(a) of the Loan Agreement is amended by deleting the date "December 31, 2007" contained therein and replacing it with the date "December 31, 2010".

      SECTION 3.    Conditions Precedent.

        This Fifth Amendment shall not be effective until each of the following conditions have been satisfied as determined by the Lender in its discretion.

        3.1 The Lender shall have received counterparts of this Amendment duly executed by each of the parties hereto;

        3.2 After giving effect to this Amendment, the representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date); and

        3.3 After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.
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      SECTION 4.    Waiver of Claims.

        4.1 The Borrower, for itself and on behalf of its officers, directors, employees, attorneys, representatives, administrators, successors, and assigns hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parent, affiliates, participants, successors, or assigns (collectively, "Credit Parties") with respect to the Liabilities, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against any Credit Party, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Credit Parties from any liability therefor.

      SECTION 5.    Miscellaneous.

        5.1 Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect.

        5.2 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        5.3 This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

        5.4 The Borrower shall pay on demand all reasonable costs and expenses of the Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Amendment.

        5.5 The waivers and consents herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.

        5.6 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE COMMONWEALTH OF MASSACHUSETTS.

                                        2
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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          (The "Borrower")

                                          BLUEFLY, INC.
                                          By /s/ Kara B. Jenny
                                             -----------------------------------
                                          Print Name: Kara B. Jenny
                                                      --------------------------
                                          Title: CFO
                                                 -------------------------------

                                          (The "Lender")

                                          WELLS FARGO RETAIL FINANCE, LLC
                                          By /s/ Robert Chakarian
                                             -----------------------------------
                                          Print Name: Robert Chakarian
                                                      --------------------------
                                          Title: Vice President
                                                 -------------------------------

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